UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2006

                          Science Dynamics Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-10690                22-2011859
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
                              --------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On May 16, 2006, Science Dynamics Corporation (the "Company") entered into an agreement with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which, effective May 4, 2006, Laurus waived each Event of Default pursuant to that certain Secured Convertible Term Note dated February 11, 2005 (the "Note") that has arisen under Section 4.1 of the Note as a result of the failure of the Company to comply with: (i) Section 1.2 of the Note from January 1, 2006 through May 1, 2006 (overdue principal), and (ii) Section 1.1(a) of the Note from March 1, 2006 through April 1, 2006 (overdue interest).

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number                                     Description
--------------------------------------------------------------------------------
10.1 Letter Agreement dated May 16, 2006 between Science Dynamics Corporation and Laurus Master Fund, Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Science Dynamics Corporation


Date: May 22, 2006                              /s/ Joe Noto
                                                --------------------------------
                                                Joe Noto
                                                Chief Financial Officer


                                       2